UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2008

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of registrant)

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

 (Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On November 14, 2008, Constellation Energy Group, Inc. (“Constellation”) issued a press release announcing the closing of a credit facility, a copy of which is attached as Exhibit 99.1, and is incorporated herein by reference. On November 11, 2008, Constellation issued a press release announcing management changes, a copy of which is attached as Exhibit 99.2, and is incorporated herein by reference.

*              *              *

Forward-Looking Statements.  This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to expectations about our liquidity requirements, the prospects for and anticipated benefits of our strategic initiatives, the amount of additional liquidity anticipated from other arrangements being explored, the proposed transaction between Constellation and MidAmerican Energy Holdings Company (“MidAmerican”) and the expected timing and completion of the transaction.  Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward looking statements. Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties, many of which are difficult to predict and generally beyond the control of Constellation and MidAmerican. Actual results may differ materially from the results anticipated in these forward-looking statements.  The following factors, among others, could cause or contribute to such material differences: continued volatility in the credit, commodities and equity markets, the ability to obtain the approval of the transaction by Constellation’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Constellation; a material deterioration in Constellation’s retail and/or wholesale businesses and assets; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities. Additional factors that could cause Constellation’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the preliminary proxy statement Constellation has filed with the Securities and Exchange Commission and intends to mail to its shareholders with respect to the proposed transaction, which are available at the Securities and Exchange Commission’s Web site (http://www.sec.gov) at no charge.  Constellation assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information and Where to Find It.  This communication is being made in respect of the proposed merger transaction involving Constellation and MidAmerican. In connection with the proposed transaction, Constellation has filed with the Securities and Exchange Commission a preliminary proxy statement and will mail a definitive proxy statement to its shareholders. Shareholders are encouraged to read the definitive proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Constellation regarding Constellation, MidAmerican and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site

(http://www.sec.gov). These materials can also be obtained, when available, without charge, by directing a request to Constellation, Shareholder Services, 100 Constellation Way, Baltimore, Maryland 21202.

Participants in the Solicitation.  Constellation, MidAmerican and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Constellation’s directors and executive officers is included in Constellation’s Annual Report on Form 10-K for the year ended December 31, 2007, Constellation’s notice of annual meeting and proxy statement for its most recent annual meeting and Constellation Energy’s Current Reports on Form 8-K, which were filed with the Securities and Exchange Commission on February 27, 2008, April 29, 2008, October 21, 2008 and November 14, 2008 respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and other relevant materials filed or to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated November 14, 2008 regarding closing of credit facility
99.2	Press release dated November 11, 2008 regarding management changes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	November 14, 2008	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 14, 2008 regarding closing of credit facility
99.2	Press release dated November 11, 2008 regarding management changes